CUSIP NO. 125965103               SCHEDULE 13D

                                    EXHIBIT A

Identity and Background of Directors and Executive Officers of Reporting Persons
                           and Item 2(d) Information

                                 INVESTCORP S.A.
                                    DIRECTORS

                                PRESENT BUSINESS                       PRESENT PRINCIPAL
             NAME                   ADDRESS                                OCCUPATION                            CITIZENSHIP
             ----                   -------                                ----------                            -----------
Abdul-Rahman Salim Al-Ateeqi   P.O. Box 848                Personal Advisor to H.H. the Amir of the                Kuwaiti
                               Safat 13009                 State of Kuwait
                               Kuwait

Omar A. Aggad                  P.O. Box 2256               Chairman and President of Aggad Investment              Saudi
                               Riyadh 11451                Co.
                               Kingdom of Saudi Arabia

CUSIP NO. 125965103               SCHEDULE 13D

                                PRESENT BUSINESS                       PRESENT PRINCIPAL
             NAME                   ADDRESS                                OCCUPATION                            CITIZENSHIP
             ----                   -------                                ----------                            -----------
Easa Saleh Al Gurg             P.O. Box 325                Ambassador of the United Arab Emirates to                U.A.E.
                               Dubai                       the Court of St. James's and The Republic
                               United Arab Emirates        of Ireland

                                                           Chairman, Easa Saleh Al Gurg Group of
                                                           Companies, Dubai, a major trading house

                                                           Chairman, Arabian Explosives Co LLC, a
                                                           manufacturer of industrial explosives

                                                           Chairman, Al Gurg Leigh's Paints LLP, a
                                                           manufacturer of decorative and industrial
                                                           paints

                                                           Chairman, Gulf Metal Foundry LLC, a
                                                           manufacturer of carbon, steel, stainless
                                                           steel, manganese steel, and SG iron
                                                           castings

                                                           Chairman, Al Gurg Lever LLC, a foodstuffs
                                                           and consumer goods company

                                                           Chairman, Al Gurg Fosroc LLC, a
                                                           manufacturer of construction chemicals

                                                           Director, Emirates Bank International, Dubai

                                                           Deputy Chairman, National Bank of Fujairah

                                                           Director, Emirates Bank International PJSC

CUSIP NO. 125965103               SCHEDULE 13D

                                PRESENT BUSINESS                       PRESENT PRINCIPAL
             NAME                   ADDRESS                                OCCUPATION                            CITIZENSHIP
             ----                   -------                                ----------                            -----------
Abdulaziz A. Al-Sulaiman       P.O. Box 222                Chairman of Rolaco Trading and Contracting               Saudi
                               Jeddah 21411
                               Kingdom of Saudi Arabia

Khalid Rashid Al Zayani        P.O. Box 5553               Group Chairman, Al Zayani Investments Group            Bahraini
                               Manama                      of Companies
                               Bahrain

Hussain Ibrahim Al-Fardan      P.O. Box 63                 Chairman, Alfardan Group of Companies                   Qatari
                               Doha                        (Holdings) WLL
                               Qatar

Nasser Ibrahim Al-Rashid       P.O. Box 4354               Chairman, Rashid Engineering                             Saudi
                               Riyadh 11491
                               Kingdom of Saudi Arabia

Abdul Rahman Ali Al-Turki      P.O. Box 718                Chairman and CEO, A.A. Turki Group of                    Saudi
                               Dammam 31421                Companies
                               Kingdom of Saudi Arabia

                                                           Chairman and CEO, ATCO
                                                           Development, Inc.

                                                           Chairman and CEO, ATCO Development Ltd.,
                                                           London, UK

Mohammed Abdullah Al-Zamil     P.O. Box 285                Chairman, A.H. Al-Zamil Group of Companies             Bahraini
                               Manama
                               Bahrain

CUSIP NO. 125965103               SCHEDULE 13D

                                PRESENT BUSINESS                       PRESENT PRINCIPAL
             NAME                   ADDRESS                                OCCUPATION                            CITIZENSHIP
             ----                   -------                                ----------                            -----------
Abdullah Mohamed Alireza       P.O. Box 1555               Chairman, Reza Investment Co., a water                   Saudi
                               Jeddah 21441                resources development, sports and leisure,
                               Kingdom of Saudi Arabia     and retail distribution company

                                                           Chairman, Reza Food Services Co., a
                                                           McDonalds franchise in Western Province,
                                                           Saudi Arabia

                                                           Chairman, International Chemical Industries
                                                           & Trading Co.

                                                           Vice Chairman of the Supervisory Board,
                                                           Haji Abdullah Alireza & Co.

Abdullah Taha Bakhsh           P.O. Box 459                Chairman, TRACO (Trading, Engineering &                  Saudi
                               Jeddah 21411                Contracting Corporation), a holding company
                               Kingdom of Saudi Arabia

                                                           Chairman, TRACO (Real Estate), a marketing and
                                                           wholesaling of lands, real estate development and
                                                           property management company

                                                           Chairman, TRACO (Engineering), a civil contracting,
                                                           concrete and steel structural renovation, marine and
                                                           deep sea engineering company

                                                           Chairman, TRACO (Hotels), a hotel ownership and
                                                           management company

CUSIP NO. 125965103               SCHEDULE 13D

                                PRESENT BUSINESS                       PRESENT PRINCIPAL
             NAME                   ADDRESS                                OCCUPATION                            CITIZENSHIP
             ----                   -------                                ----------                            -----------
Faraj Ali Bin Hamoodah         P.O. Box 203                President, Bin Hamoodah Group of Companies               U.A.E.
                               Abu Dhabi
                               United Arab Emirates

Mustafa Jassim Boodai          P.O. Box 1287               Chairman, Boodai Corporation                            Kuwaiti
                               Safat 13013
                               Kuwait

Mohammed Yousef Jalal          P.O. Box 113                Chairman, Mohammed Jalal & Sons Group of               Bahraini
                               Manama                      Companies, a trading and contracting group
                               Bahrain

Nemir Amin Kirdar              Investcorp House            President and CEO of Investcorp S.A. and               Bahraini
                               P.O. Box 5340               Investcorp Bank B.S.C.
                               Manama
                               Bahrain

Abdul Aziz Jassim Kanoo        P.O. Box 37                 Deputy Chairman and Deputy CEO, Yusuf Bin                Saudi
                               Dammam 31411                Ahmed Kanoo Group, Saudi Arabia
                               Kingdom of Saudi Arabia
                                                           Chairman, Saudi Arabian Industrial &
                                                           Trading Est.

                                                           Chairman, Baroid (Saudi Arabia) Ltd.

                                                           Chairman, Saudi Arabian Lube Additives Co.
                                                           Ltd.

                                                           Chairman, Key Communications Development
                                                           Ltd.

CUSIP NO. 125965103               SCHEDULE 13D

                                    EXHIBIT A

                                      SIPCO
                                    DIRECTORS

                                   PRESENT BUSINESS                      PRESENT PRINCIPAL
          NAME                         ADDRESS                              OCCUPATION                              CITIZENSHIP
          ----                         -------                              ----------                              -----------
Hussain Ibrahim Al-Fardan       P.O. Box 63                Chairman, Alfardan Group of Companies (Holdings)           Qatari
                                Doha                       WLL
                                Qatar

Mohammed Yousef Jalal           P.O. Box 113               Chairman, Mohammed Jalal & Sons Group of                  Bahraini
                                Manama                     Companies, a trading and contracting group
                                Bahrain

Nemir Amin Kirdar               P.O. Box 5340              President and CEO of Investcorp S.A. and                  Bahraini
                                Manama                     Investcorp Bank B.S.C.
                                Bahrain

Abdul-Rahman Salim Al-Ateeqi    P.O. Box 848               Personal Advisor to H.H. the Amir of the State of          Kuwaiti
                                Safat 13009                Kuwait
                                Kuwait

Abdul Aziz Jassim Kanoo         P.O. Box 37                Deputy Chairman and Deputy CEO, Yusuf Bin Ahmed             Saudi
                                Dammam 31411               Kanoo Group, Saudi Arabia
                                Kingdom of Saudi Arabia
                                                           Chairman, Saudi Arabian Industrial & Trading Est.

                                                           Chairman, Baroid (Saudi Arabia) Ltd.

                                                           Chairman, Saudi Arabian Lube Additives Co. Ltd.

                                                           Chairman, Key Communications Development Ltd.

Lawrence B. Kessler             P.O. Box 5340              Chief Administrative Officer of Investcorp S.A.             U.S.A.
                                Manama                     and Investcorp Bank B.S.C.
                                Bahrain

CUSIP NO. 125965103               SCHEDULE 13D

                                   PRESENT BUSINESS                      PRESENT PRINCIPAL
          NAME                         ADDRESS                              OCCUPATION                              CITIZENSHIP
          ----                         -------                              ----------                              -----------

Gary S. Long                    P.O. Box 5340              Chief Financial Officer                                     U.S.A.
                                Manama                     of Investcorp S.A. and Investcorp Bank B.S.C.
                                Bahrain

CUSIP NO. 125965103               SCHEDULE 13D

                                    EXHIBIT A

                           INVESTCORP CSK HOLDINGS LP
                                   DIRECTORS

                           ADDRESS OF PRINCIPAL
                              BUSINESS AND
                                PRINCIPAL                                     PRESENT PRINCIPAL
       NAME                      OFFICE                                          OCCUPATION                       CITIZENSHIP
       ----                      ------                                          ----------                       -----------
                       West Wind Building                       Principal, Investcorp S.A. and Investcorp Bank       Bahraini
Ebrahim Ebrahim        P.O. Box 1111                            B.S.C.
                       Harbour Drive
                       George Town, Grand Cayman, Cayman
                       Islands, B.W.I.

Mahood Al-Aradi        West Wind Building                       Principal, Investcorp S.A. and Investcorp Bank       Bahraini
                       P.O. Box 1111                            B.S.C.
                       Harbour Drive
                       George Town, Grand Cayman, Cayman
                       Islands, B.W.I.

CUSIP NO. 125965103               SCHEDULE 13D

                                    EXHIBIT A

                                 INVESTCORP S.A.
                               EXECUTIVE OFFICERS

                       PRESENT BUSINESS                     PRESENT PRINCIPAL
      NAME                 ADDRESS                             OCCUPATION                                         CITIZENSHIP
      ----                 -------                             ----------                                         -----------
Nemir Amin Kirdar      P.O. Box 5340        President and CEO of Investcorp S.A. and Investcorp                    Bahraini
                       Manama               Bank B.S.C.
                       Bahrain

Lawrence B. Kessler    P.O. Box 5340        Chief Administrative Officer                                            U.S.A.
                       Manama               of Investcorp S.A. and Investcorp Bank B.S.C.
                       Bahrain

Gary S. Long           P.O. Box 5340        Chief Financial Officer                                                 U.S.A.
                       Manama               of Investcorp S.A. and Investcorp Bank B.S.C.
                       Bahrain

Salman A. Abbasi       P.O. Box 5340        Secretary of Investcorp S.A. and Investcorp Bank                        U.S.A.
                       Manama               B.S.C.
                       Bahrain

CUSIP NO. 125965103               SCHEDULE 13D

                                  SIPCO LIMITED
                               EXECUTIVE OFFICERS

                                              PRESENT BUSINESS                            PRINCIPAL
           NAME                POSITION           ADDRESS                                  BUSINESS                   CITIZENSHIP
           ----                --------           -------                                  --------                   -----------
Paget-Brown & Company Ltd.     Secretary    West Wind Building                    Providing Corporate Management     Cayman Islands
                                            P.O. Box 1111                         Services
                                            Harbour Drive
                                            George Town, Grand Cayman, Cayman
                                            Islands, B.W.I.

CUSIP NO. 125965103               SCHEDULE 13D

                          INVESTCORP CSK HOLDINGS L.P.
                               EXECUTIVE OFFICERS

                                                 PRESENT BUSINESS                         PRINCIPAL
           NAME               POSITION               ADDRESS                               BUSINESS                   CITIZENSHIP
           ----               --------               -------                               --------                   -----------
Paget-Brown & Company Ltd.   Secretary    West Wind Building                      Providing Corporate Management     Cayman Islands
                                          P.O. Box 1111                           Services
                                          Harbour Drive
                                          George Town, Grand Cayman, Cayman
                                          Islands, B.W.I.